Exhibit 10.15

Aerospace Defense, Inc.

4838 Jenkins Avenue

North Charleston, SC 29405

Telephone: (843) 744-5174

Facsimile: (843) 747-4092

Via Facsimile (843) 553-3832

Mr. John Wall, III

Force Protection, Inc.

Force Protection Industries, Inc.

9801 Highway 78, Building 1

Ladson, SC 29456

Re:                             Amendment to Industrial Leases by and between Force Protection Industries, Inc. (formerly Technical Solutions Group, Inc.) and Force Protection, Inc. (collectively “Tenant”) and Aerospace/Defense, Inc. (“Landlord”) - - One Industrial Lease dated July 13, 2004 covering a portion of Building No. 2 and the other Industrial Lease dated September 2, 2003 covering Building No. 3. Each Industrial Lease shall be referenced below as the “Lease” and collectively as the “Leases.”

Dear Mr. Wall:

This letter, when signed by representatives of the Tenant and Landlord, shall serve as an amendment (the “Amendment”) to the Leases.

To correct an error in the Leases, Section 12(b) (Insurance) in each Lease is hereby amended by amending and restating the 7th line thereof as follows:

“...Tenant’s liability to the Landlord assumed under the indemnification provisions of this Lease.”

Facsimile signatures to this Amendment shall be considered originals.

Except as amended by this letter, each of the provisions of the Leases remain in full force and effect.

Aerospace/Defense, Inc.

By:	/s/ M. Jerry Garfinkle
M. Jerry Garfinkle
Its:	Assistant Secretary

We agree to the above Amendment:

Force Protection, Inc.		Force Protection Industries, Inc.

By:	/s/ Gordon McGilton	By:	/s/ Raymond Pollard

Its:	CEO 7/18/06	Its:	COO